UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2019

Great Elm Capital Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-16073	94-3219054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of John J. Woods

On February 4, 2019, John J. Woods, Chief Financial Officer of Great Elm Capital Group, Inc. (the “Company”), notified the Company of his intention to resign to pursue another opportunity at a privately held company. Mr. Woods will continue to serve as the Company’s Chief Financial Officer for a period of time to assist with the filing of the Company’s Form 10-Q for the fiscal quarter ended December 31, 2018 and to transition his responsibilities to other members of the Company’s finance department. The Company has initiated a search to identify his successor.

Mr. Woods’ resignation is not a result of any disagreement with the Company, its independent auditors or any member of management.

Amended and Restated Performance Bonus Plan

Great Elm Capital Management, Inc. (“GECM”), a wholly-owned subsidiary of the Company, entered into a Performance Bonus Plan, effective as of September 18, 2017 (the “Original Plan”). Pursuant to the Original Plan, designated employees of GECM (or affiliates of GECM) are eligible to receive a cash bonus, subject to GECM’s achievement of specified EBITDA targets during a performance period. On March 15, 2018, the Original Plan was amended and restated (as amended and restated, the “Prior Plan”) to clarify the calculation of certain payouts based on the achievement of the EBITDA targets.

On February 6, 2019, GECM amended and restated the Prior Plan (the “A&R Plan”) to allow its Board of Directors (the “Board”) to set the cash bonus performance goals for GECM’s 2019 fiscal year (and future fiscal years). Such performance goals may be based on EDITDA targets, or another performance metric, as determined by the Board.

The foregoing description of the A&R Plan does not purport to be complete and is qualified in its entirety by the full text of the A&R Plan, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Great Elm Capital Management, Inc. Amended and Restated Performance Bonus Plan, dated February 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT ELM CAPITAL GROUP, INC.

Date: February 8, 2019	/s/ Adam M. Kleinman
By: Adam M. Kleinman
Title: President and Chief Operating Officer